EXHIBIT 99.1

Pliant Pliant A Global Leader A Global Leader in Film Solutions and Flexible Packaging in Film Solutions and Flexible Packaging

2 Cautionary Statement for Forward Cautionary Statement for Forward-Looking Looking Information Information Any disclosures in this presentation that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the reports and documents the Company files from time to time with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

3 Pliant Pliant Leader in Film Solutions and Flexible Packaging Leader in Film Solutions and Flexible Packaging Pliant is a $1.1 billion film and flexible packaging company with industry leading businesses — Customer-driven and committed to delivered quality — Innovation leadership — Continuous cost reduction Balanced business plan has led to success in challenging markets — Records set in many areas in 2007 — Strong forward investments made in CapEx and Innovation Positioned to grow sales, profits and cashflow in 2008 and beyond — Record new product introductions in scale-up — Business Development platform for aggressive growth — Business portfolio to benefit from changing resin market dynamics

Pliant has 6 Business Units
~60% of Revenue Under Long-Term Contract

PLIANT

Percentage Under Contract



Steamers

Bakery & Frozen Food — 78%
Printed rollstock, bags and sheets used to package food and consumer goods for bakeries and fresh and frozen food processors.



Triscuit

Food Barrier — 71%
Films designed to provide specific moisture, oxygen and order barriers. Packaging ensures freshness for dry goods and protects contents.




Personal Care and Medical — 66%
Personal care films used in disposable diapers, feminine care products and adult incontinence products; medical films used in packaging of medical devices, drapes and gowns.



TRAIL MIX

Food Sealant — 63%
Films that are key components used in packaging for end-use markets such as coffee, confections, snacks, fresh produce, and hot-filled liquids.




Meat Film & Cutter Boxes — 35%
PVC films used by supermarkets, delis, and restaurants to wrap meat, cheese, and produce. PVC films are also produced in individual rolls for consumer household use.




Stretch & Shrink — 25%
Stretch films used to bundle, unitize, and protect palletized loads during shipping and storage. Shrink films used to package multi-pack bottles and cans.

4

5 Pliant Pliant’s Business Model s Business Model Increasing competitiveness and lowering costs at industry-leading levels $164 million CAPEX invested in 4 years Consistently and aggressively lowering costs Factories reduced by 20% in 4 years Operational waste reduced by 55% in 4 years Salaried headcount reduced by 25% in 4 years Driving new product growth through a focused innovation and R&D program New product sales are at record rates Developing custom resins & additives with key suppliers Government contracts to develop next generation packaging solutions Supporting growth initiatives with a major marketing program Trade-naming all major film advancements Rolling out with collateral, tradeshow awareness, magazine awareness Redesigned website and on-line presence Securing profitable business with winning customers under long-term contracts Increasing the sales rate & earnings rate stability of the company

6 Record Sales in Meat Film business 103 million pounds Record Sales in Europe Record Sales in Mexico Record Sales from New Products Top 5 New Products generated an additional 35 million lbs of sales Record Sales in Medical Packaging products Record EBITDAR in Stretch and Shrink business Record EBITDAR profit rate in PVC business Record EBITDAR profit rate in Stretch & Shrink business Record recycling and resin re-manufacturing rates 135 million pounds of resin reused from internal and external scrap & waste 15% of total requirements Record plant operational efficiencies Net waste rates @ 4.1% 9 plants were below 1% waste 3 plants were 0% waste (or less) Record low number of salaried headcount 655 people on the payroll down from 870 in 4th qtr 2003 Record low number of plants in the footprint Consolidated 2 more manufacturing plants in 2007, 5 plants consolidated in 4 years Continuing focus on fixed cost reduction opportunities Pliant Had Many Pliant Had Many Records Records in 2007 in 2007

7 Quarterly Trend 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Q4 ' 03 Q1 '04 Q2 '04 Q3 '04 Q4 ' 04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 ' 06 Q2 ' 06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 ' 07 Q4 '07 Gross and Net Waste Rate (%) Gross Waste Net Waste - Recycled % - 2004: 6.8% 2005: 5.2% 2006: 4.4% 2007: 4.1% 2004: 10.6% 2005: 10.2% 2006: 9.6% 2007: 9.5% Pliant is Committed to Lean Manufacturing Pliant is Committed to Lean Manufacturing Remanufactured Resin Net Waste is down 55% Waste Reduction and Recycling Performance

8 28 26 24 23 23 21 0 5 10 15 20 25 30 2003 2004 2005 2006 2007 2008 Manufacturing Overhead Cost per Unit Manufacturing Overhead Cost per Unit is Being Driven Down is Being Driven Down Global Plant Count Pliant is improving operational efficiency and improving customer responsiveness through plant consolidations Net Sales per plant are up over 60% since 2003 Preparations already implemented for further consolidation in 2008 and 2009 Manufacturing Footprint Optimization Down 25% in 5 Years

9 $0.34 $0.33 $0.30 $0.28 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 2005 2006 2007 2008 Base Costs are Systematically Being Base Costs are Systematically Being Driven Down Driven Down Corporate SG&A per Pound Sold 865 757 752 655 0 100 200 300 400 500 600 700 800 900 1,000 2004 2005 2006 2007 SG&A Cost Optimization Salaried Headcount Down 24% in 3 Years Down 18% in 3 Years

10 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 Plan Pliant is Committed to Forward Investment to Reposition Pliant is Committed to Forward Investment to Reposition Itself with Winning Customers in Growing Markets Itself with Winning Customers in Growing Markets Capital Investment ($ Million) Cost Reduction: • Plant Closures • Production Line Speeds • Film Dimension Control Growth Capacity: • Shrink Films • Medical Films • Printed Films • Sustainability Films • Cutter Boxes $164 Million Invested in 4 Year Period $164 Million Invested in 4 Year Period

11 149% 127% 97% 97% 81% 65% 45% 45% 39% 26% 0% 20% 40% 60% 80% 100% 120% 140% 160% Winpak Sealed Air Pliant Bemis AEP Atlantis Tredegar Berry Clopay Pactiv Pliant Pliant’s Investment Rate is Among the Highest s Investment Rate is Among the Highest in the Flexible Packaging Industry in the Flexible Packaging Industry Peer Company Comparable Segments 2007 Capital Expenditure Investment Rates CapEx / Depreciation Rate Notes: Financial metrics for Atlantis, Griffon, Pactiv, and Tredegar are for comparable business segments only Atlantis data reflects Q1 to Q3 spending – other results are 2007 YTD D & A includes intangible amortization for all companies because it is not reported separately at segment level Source: Industry SEC filings, management estimates

12 Capital Investment Example Capital Investment Example Pliant has Transformed its Macedon, NY Plant into a Pliant has Transformed its Macedon, NY Plant into a Printed Products Powerhouse Powerhouse • Doubled the size of the factory to 330K square feet • Installed 10 color press • Installed 8 color press • Installed 5 bag lines • Installed DuPont Cyrel® FAST plate making system • Installed 3-layer blown extrusion line • Installed 10 color printing press • Installed 8 color printing press • Installing 10 color press in Q1 • Installing conveyer system in bag department in Q1 • Installing 2 bag lines in Q2 • Installing 4 film extrusion lines in Q3/Q4 2005 2006 2007 2008 Pliant has invested $28 million in Macedon since 2005 to increase its competitiveness and grow sales... more is on the way in 2008

13 2008 Capex is Underway with new 10 2008 Capex is Underway with new 10-Color Press Color Press Being Installed in Macedon, NY Plant Right Now Being Installed in Macedon, NY Plant Right Now -- -- Ordered 5 Quarters Ago Ordered 5 Quarters Ago -- --

14 Pliant is Loading its New Machines with Pliant is Loading its New Machines with New Products Coming Out of the Largest New Products Coming Out of the Largest R&D Program in the Industry for Plastic Films R&D Program in the Industry for Plastic Films Dedicated team of 45 engineers for development and process support – Lab, pilot, and tech service support Develop proprietary resins & additives in partnership with major suppliers Dedicated R&D center & Pilot plant 100% vertically integrated, in-house graphics design services – 100% Digital -- concept to plate – Flexographic & rotogravure Ensure that plants meet exacting standards – ISO approved – AIB Superior rated – FDA approved Award-winning innovation – 2008 Flexible Packaging Achievement Gold award winner 47 patents submitted since 2004

15 Pliant had a Record Year in 2007 Pliant had a Record Year in 2007 Introducing New Products and a Solid Introducing New Products and a Solid Pipeline is On the Way for 2008 Pipeline is On the Way for 2008 Blocka Blocka de de Growing market for case-pack merchandising, replacing paperboard cartons Growing demand for source reduction Growing market for replacement of metallized moisture control/pesticide films Growing market for “microwave-in-the-bag” packaging Annualized Wins in 2007 11.5MM lbs 6.0MM lbs 2.5MM lbs 10.5MM lbs Growing market for lowest-gauge possible to accomplish pallet wrapping tasks Growing market for “Window” into the bag to view product 4.0MM lbs ® ® TM TM

16 PLIANT – CONFIDENTIAL $0.50 $0.50 $0.58 $0.58 $0.61 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2004 2005 2006 2007 2008 (F/C) Value Added Products are Driving Up Value Added Products are Driving Up Net Delta Margins Net Delta Margins Net Delta per Lb (Sales $ - RM cost) Raw material margins are up 16% from 2004 to 2007 despite resin headwinds An additional 5% improvement is anticipated in 2008 Improved margins driven by mix shift toward value added products and new innovations Raw Material Margin (Net Delta per Lb) Up 16% in 3 Years

17 PLIANT – CONFIDENTIAL Growth Example Growth Example Pliant Pliant’s Shrink Film Business Transformed into s Shrink Film Business Transformed into Emerging Market Leader Emerging Market Leader 2004 and prior: Shrink Film was a secondary business – Focused supplier to a few customers – Limited portfolio of films 2005 - 2007: Expanded capacity & product portfolio – Added higher value products through improved film technology and printing – Established BullsEye™ brand and marketing campaign – Breakthrough wins with new major customers 2008 and 2009: Emerging as a market leader – Capacity and actions in place to be a 100 million pound leader – Many new wins with industry-leading customers

18 PLIANT – CONFIDENTIAL $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov 2008 Forecast 2007 EBITDA was Suppressed Due to Steep Resin Price Increases 2007 EBITDA was Suppressed Due to Steep Resin Price Increases Which Caused Price Compression in Customer Contracts Which Caused Price Compression in Customer Contracts -- -- The Trend Is Forecast to Reverse The Trend Is Forecast to Reverse -- -- Source: CMAI NA Contract LLDPE Hexene Pricing – March 1, 2008 update Resin Price Trends Price per Lb (LLDPE H6) 2007 Posted Actual Rising resin prices negatively impacted margins due to 1st of the Month Sales Price Sets on prior month resin actuals coupled with resin price increases in the same month In 2007, resin increases resulted in a significant onetime EBITDAR compression Resin prices are projected to decrease in 2008 and 2009 which will improve profitability 2009 Forecast

19 PLIANT – CONFIDENTIAL 0 2,000 4,000 6,000 8,000 10,000 12,000 2005 2006 2007E 2008E 2009E 2010E 70% 75% 80% 85% 90% 95% Massive New Capacity in Middle East Resin Massive New Capacity in Middle East Resin Production Will Drive Down Resin Prices for Production Will Drive Down Resin Prices for Many Years Many Years Source: Lehman Brothers Capacity Additions, TMT Operating Rate Gigantic refinery projects are underway that dramatically increase global capacity for resin feedstock The bulk of the capacity increase is in the Middle East – leveraging low cost energy sources Significant excess supply will lower resin prices – especially in North America - due to a loss of export outlets Global Ethylene Capacity

20 PLIANT – CONFIDENTIAL 25% 35% 65% 66% 78% 123% 122% 101% 90% 88% 0% 20% 40% 60% 80% 100% 120% 140% Stretch & Shrink Films PVC Films Engineered Films Specialty Films Printed Products Declining Resin Costs Will Buoy Pliant Declining Resin Costs Will Buoy Pliant’s Margin Rates on s Margin Rates on its Contractual Business in 2008 and Beyond its Contractual Business in 2008 and Beyond Margin Expansion from Investments is Being Masked by Resin Pass-through Lags Investments in Manufacturing & Innovation are Being Realized Through Higher Profit Rates 2007 Profit per lb as a percentage of average profit per lb from 2004 to 2007 Percentage of business with contractual resin pass-through lags 65% of Pliant Volume 35% of Pliant Volume

21 Pliant is Adding to its Organic Improvement Efforts Pliant is Adding to its Organic Improvement Efforts With an Aggressive Business Development Program With an Aggressive Business Development Program Pliant has a very active Business Development program with many current opportunities The flexible packaging market provides excellent opportunity for consolidation Immediate Deleveraging Synergies and Business Diversification are key drivers Total = 431 Flexible Packaging Companies 16 companies >$500MM 10 companies $100MM to $500MM 405 companies < $100MM U.S. Flexible Packaging Industry Structure Source: BMO Capital Markets & Flexible Packaging Magazine

Day 1 Synergies, Deleveraging and Day 1 Synergies, Deleveraging and Diversification are the Focus Diversification are the Focus Lamination Coating Metalizing Thermoforming Technology Medical Foodservice Protective Packaging Retail Markets Labels Sleeves Pouches Waste Bags/Can Liners Rigid Packaging Products Southwest US Mexico Europe South America Asia Geography 22

23 PLIANT – CONFIDENTIAL $0 $20 $40 $60 $80 $100 $120 2005 2006 2007 2008 Plan 2008 Business Plan Will Improve 2008 Business Plan Will Improve EBITDA, EBITDA, Cashflow Cashflow and Leverage and Leverage $ (MM) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 2008 2009 2010 2011 EBITDAR Total Leverage (Debt / EBITDAR) $92 $104 $97 $113 PF 6.7x PF 6.3x 5.7x 4.9x

24 Summary Summary Pliant’s Business Model is in-place and on-track, 2007 EBITDA was suppressed due to rising resin prices – 2008 resin environment is already more favorable – Long-term outlook is very favorable due to Middle East resin capacity additions Committed to organically growing EBITDA, cashflow and deleveraging the Company We have a stead-fast commitment to continuous cost reduction & delivered quality improvement — Consolidating our plant footprint to achieve superior overhead cost per unit — Driving Lean Manufacturing to lower waste rates, throughput costs — Increased recycling and reuse to substitute recycled resin for prime resin We have an active Business Development agenda in a fragmented and consolidating industry Pliant is well positioned for 2008 and beyond

25 Thank you!